UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2010

GREEN MOUNTAIN COFFEE ROASTERS, INC.

(Exact name of registrant as specified in its charter)

1-12340

(Commission File Number)

Delaware	03-0339228
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676

(Address of registrant’s principal executive office)

(802) 244-5621

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 28, 2010, Green Mountain Coffee Roasters, Inc., a Delaware corporation (the “Company”), completed a sale of 8,566,649 shares (the “Shares”) of its common stock, par value $0.10 per share (“Common Stock”), to Luigi Lavazza S.p.A., an Italian corporation (“Lavazza”), for an aggregate purchase price of $250,000,000. The sale of the Shares was effected pursuant to the Common Stock Purchase Agreement, dated as of August 10, 2010 (the “SPA”), by and between the Company and Lavazza. The execution of the SPA was previously reported by the Company in its Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 11, 2010, and the full text of the SPA was filed as Exhibit 10.1 thereto. In connection with the closing of the sale of the Shares, the Company and Lavazza entered into a Registration Rights Agreement, dated as of September 28, 2010 (the “RRA”).

Pursuant to the terms of the RRA, after the first anniversary of the date of the RRA or the earlier occurrence of specified triggering events, Lavazza will have a demand, Form S-3 registration right with respect to the Shares then held by Lavazza and other Common Stock or other securities convertible into or exchangeable for Common Stock acquired by Lavazza in accordance with the terms of the SPA (collectively, the “Registrable Securities”). In addition, after the first anniversary of the date of the RRA, Lavazza will have a piggyback registration right to have the Registrable Securities then held by Lavazza included in a Company-effected registration, other than a registration relating to employee benefit plans or resulting from other specified corporate events. Lavazza’s demand and piggyback registration rights are subject to the limitations and conditions set forth in the RRA, including, with respect to underwritten offerings, customary underwriter cutbacks. The RRA also provides that all expenses (other than underwriting commissions, transfer taxes, fees of Lavazza’s counsel and similar fees and commissions) incurred in connection with any registration that is subject to the exercise of Lavazza’s registration rights will generally be borne by the Company, and contains other customary provisions, including those relating to indemnification.

Item 2.02	Results of Operations and Financial Condition.

The information in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.02.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02. Exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), for the sale of the Shares to Lavazza was based on Section 4(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

In connection with its acquisition of LJVH Holdings, Inc., or Van Houtte, a leading gourmet coffee brand in Canada in the home and office channels, and the marketing of the associated $1.35 billion debt financing, the Company hereby furnishes the following information:

Intercompany adjustment correction

In connection with the preparation of its financial results for its fourth fiscal quarter, the Company’s management discovered an immaterial accounting error relating to the margin percentage it had been using to eliminate the inter-company markup in its K-Cup inventory balance residing at its Keurig business unit. Management discovered that the gross margin percentage used to eliminate the inter-company markup resulted in a lower margin applied to the Keurig ending inventory balance effectively overstating consolidated inventory and understating cost of sales. Management determined that the accounting error arose during fiscal 2007 and analyzed the quantitative impact from that point forward to June 26, 2010.

As of June 26, 2010, there is a cumulative $7.6 million overstatement of pre-tax income. Net of tax, the cumulative error resulted in a $4.4 million overstatement of net income or a $0.03 cumulative impact on earnings per share.

After evaluating the quantitative and qualitative aspects of the error in accordance with applicable accounting literature, including Staff Accounting Bulletins published by the SEC, the Company, with the participation of the audit committee of the Board of Directors, has determined that the correction in the margin calculation represents a correction of an error in accordance with Accounting Standards Codification 250 Accounting Changes and Error Corrections, that the correction was not material to the fiscal years and the respective quarters ended 2007, 2008 and 2009 and that the Company anticipates that the correction will not be material to fiscal year 2010 and the respective quarters of fiscal 2010. As a result, the Company anticipates the cumulative amount of the accounting correction will be made in the quarter ended September 25, 2010.

The Company does not intend to provide further updates regarding the correction of this error or the Company’s results for fiscal year 2010 until its fiscal 2010 fourth quarter earnings release and conference call. Additional details regarding the correction of this error will be provided in the Company’s Annual Report on Form 10-K for the fiscal year ended September 25, 2010.

SEC inquiry

On September 20, 2010, the staff of the SEC’s Division of Enforcement informed the Company that it was conducting an inquiry and made a request for a voluntary production of documents and information. Based on the request, the Company believes the focus of the inquiry concerns certain revenue recognition practices and the Company’s relationship with one of its fulfillment vendors. The Company, at the direction of the audit committee of the Company’s board of directors, is cooperating fully with the SEC staff’s inquiry.

Note Regarding Forward-Looking Statements

Certain statements contained herein are not based on historical fact and are “forward-looking statements” within the meaning of the applicable securities laws and regulations. Generally, these statements can be identified by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “feel,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “would,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those stated here. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the impact on sales and profitability of consumer sentiment in this difficult economic environment, the Company’s success in efficiently expanding operations and capacity to meet growth, the Company’s success in efficiently and effectively integrating Tully’s, Timothy’s, and Diedrich’s wholesale operations and capacity into its Specialty Coffee business unit, the Company’s success in introducing and producing new product offerings, the ability of lenders to honor their commitments under the Company’s credit facility, competition and other business conditions in the coffee industry and food industry in general, fluctuations in availability and cost of high-quality green coffee, any other increases in costs including fuel, Keurig’s ability to continue to grow and build profits with its roaster partners in the At Home and Away from Home businesses, the Company’s ability to continue to protect and enhance its intellectual property, the Company experiencing product liability, product recall and higher than anticipated rates of warranty expense or sales returns associated with a product quality or safety issue, the impact of the loss of major customers for the Company or reduction in the volume of purchases by major customers, delays in the timing of adding new locations with existing customers, the Company’s level of success in continuing to attract new customers, sales mix variances, weather and special or unusual events, the impact of the inquiry initiated by the SEC and any related or additional governmental investigative or enforcement proceedings, as well as other risks described more fully in the Company’s filings with the SEC. Forward-looking statements reflect management’s analysis as of the date of this Current Report on Form 8-K. The Company does not undertake to revise these statements to reflect subsequent developments, other than in its regular, quarterly earnings releases.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By:	/s/ Frances G. Rathke
Frances G. Rathke Chief Financial Officer

Date: September 28, 2010